 Exhibit 10.1

AMENDMENT NO. 2 AND JOINDER AGREEMENT

THIS AMENDMENT NO. 2 AND JOINDER AGREEMENT (this “Agreement”), dated as of December 20, 2023, is entered into among REMITLY GLOBAL, INC., a Delaware corporation (“Holdings”), REMITLY, INC., a Delaware corporation (together with Holdings, the “Borrowers”), each Incremental Lender (as defined below), and JPMOrgan CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the Guarantors party thereto, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent and collateral agent, are party to the Revolving Credit and Guaranty Agreement, dated as of September 13, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Credit Agreement” and as amended pursuant to this Agreement, the “Amended Credit Agreement”); and

WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrowers have requested that an increase in the aggregate amount of the Commitments in the amount of $75,000,000 be made available to the Borrowers, and the Administrative Agent and the Incremental Lenders (as defined below) have agreed, upon the terms and subject to the conditions set forth herein, that each institution set forth under the heading “Lender” in Exhibit A hereto (each, an “Incremental Lender”) will provide an Incremental Commitment (as defined below), and as permitted by Section 2.19 of the Credit Agreement, the Credit Agreement will be amended as set forth herein without additional consent or approval of the other Lenders;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Amended Credit Agreement.

2.     Agreement.

(a)   Subject to the terms and conditions set forth herein, each Incremental Lender agrees to provide a commitment in an amount equal to the amount set forth under the heading “Commitment” opposite such Incremental Lender’s name on Exhibit A hereto (such commitment as to each Incremental Lender, its “Incremental Commitment”), such that its total Commitment pursuant to the Amended Credit Agreement on the Amendment No. 2 Effective Date (as defined below) shall be the amount set forth under the heading “Commitment” opposite such Incremental Lender’s name on Exhibit A hereto.

(b)   Subject to the terms and conditions set forth herein, on the Amendment No. 2 Effective Date:

(i)	each Incremental Commitment shall be deemed to be a Commitment, each Incremental Lender shall be deemed to be an Assuming Lender and a Lender and this Agreement shall be deemed to be a joinder agreement in accordance with Section 2.19(c)(ii) of the Credit Agreement, in each case, for all purposes of the Amended Credit Agreement and the other Loan Documents;

(ii)	Section 1.1 (Defined Terms) is hereby amended by adding the following definition in the appropriate alphabetic order:

“Amendment No. 2” means that certain Amendment No. 2 and Joinder Agreement dated as of December 20, 2023, among the Borrowers, the incremental lenders party thereto and the Administrative Agent.

(iii)	the following definition in the Credit Agreement is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth immediately below:

“Arrangers” means JPMCB, Silicon Valley Bank and Goldman Sachs Lending Partners LLC, in their capacity as joint lead arrangers, and any successor thereto and in connection with Amendment No. 2, Wells Fargo Securities, LLC, as an additional joint lead arranger and any successor thereto.

(iv)	Schedule 2.1 (Commitments) to the Credit Agreement is hereby amended by supplementing such schedule with the information contained in Exhibit A hereto.

3.    Payment of Expenses. The Borrowers agree to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent.

4.    Conditions Precedent. This effectiveness of this Agreement is subject to the satisfaction of each of the following conditions (the date of the satisfaction of all such conditions, the “Amendment No. 2 Effective Date”):

(a)    The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrowers, each other Guarantor and each Incremental Lender, either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf.”)) that such party has signed a counterpart of this Agreement.

(b)    The representations and warranties of the Loan Parties set forth in Article III of the Amended Credit Agreement and the other Loan Documents shall be true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect”, in which case, such representations and warranties shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date, except that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in such manner as of such earlier date, and except that for purposes of this Section 4(b), the representations and warranties contained in Section 3.4(a) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 5.1 of the Amended Credit Agreement.

(c)    No Default or Event of Default shall have occurred and be continuing as of the Amendment No. 2 Effective Date.

(d)    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Incremental Lenders and dated the Amendment No. 2 Effective Date) of Davis Polk & Wardwell LLP, counsel for the Borrowers and the Guarantors, in form and substance reasonably satisfactory to the Administrative Agent.

(e)    The Administrative Agent shall have received (a) certified copies of the resolutions of the board of directors of each Borrower and each other Loan Party approving this Agreement and the transactions contemplated hereby and the execution, delivery and performance of this Agreement, and all documents evidencing other necessary corporate (or other applicable organizational) action and governmental approvals, if any, with respect to this Agreement and the transactions contemplated hereby and (b) all other documents reasonably requested by the Administrative Agent relating to the organization, existence and good standing (or the equivalent in the jurisdiction of organization of such Loan Party) of each Loan Party and authorization of this Agreement and the transactions contemplated hereby.

(f)     The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Agreement and any other documents to be delivered hereunder on the Amendment No. 2 Effective Date.

(g)    The Administrative Agent shall have received, on or before the Amendment No. 2 Effective Date, all fees required to be paid by the Borrowers to the Incremental Lenders and the Administrative Agent on or before the Amendment No. 2 Effective Date, and all expenses required to be reimbursed by the Borrowers, in each case pursuant to this Agreement or any other agreement in writing between the Borrower and any Incremental Lender or the Administrative Agent (with respect to such expenses, for which invoices have been presented at least three Business Days prior to the Amendment No. 2 Effective Date).

(h)    The Administrative Agent shall have received at least three Business Days prior to the Amendment No. 2 Effective Date, to the extent reasonably requested by any of the Incremental Lenders at least ten Business Days prior to the Amendment No. 2 Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act and the Beneficial Ownership Regulation and (B) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three Business Days prior to the Amendment No. 2 Effective Date, any Incremental Lender that has requested, in a written notice to the Borrowers at least ten Business Days prior to the Amendment No. 2 Effective Date, a Beneficial Ownership Certification in relation to any Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Incremental Lender of its signature page to this Agreement, the condition set forth in this clause (B) shall be deemed to be satisfied).

(i)     The Administrative Agent shall have received a certificate of the President, a Vice President, Chief Executive Officer or a Financial Officer of Holdings, dated the Amendment No. 2 Effective Date, certifying compliance with the conditions set forth in the foregoing clauses (b) and (c) of this Section 4.

Without limiting the generality of the provisions of Article IX of the Amended Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Incremental Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to an Incremental Lender unless the Administrative Agent shall have received notice from such Incremental Lender prior to the proposed Amendment No. 2 Effective Date specifying its objection thereto.

5.     Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent that, as of the date hereof:

(a)    this Agreement has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iii) implied covenants of good faith and fair dealing; and

(b)   the execution, delivery and performance by each Loan Party of this Agreement (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect and (B) those approvals, consents, registrations, filings or other actions, the failure of which to obtain or make has not had and could not reasonably be expected to have a Material Adverse Effect, (ii) except as has not had and could not reasonably be expected to have a Material Adverse Effect, will not violate any applicable law or regulation or any order of any Governmental Authority, (iii) will not violate any charter, by-laws or other organizational document of Holdings or any of its Restricted Subsidiaries, (iv) except as has not had and could not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument (other than the agreements and instruments referred to in clause (iii)) binding upon Holdings or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by Holdings or any of its Restricted Subsidiaries, and (v) will not result in the creation or imposition of any Lien on any asset of Holdings or any of its Restricted Subsidiaries (other than the Liens created pursuant to the Collateral Documents).

6.     Reaffirmation; Reference to and Effect on the Loan Documents.

(a)    From and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement. This Agreement is a Loan Document.

(b)    The Loan Documents, and the obligations of the Borrowers and the Guarantors under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(c)    Each of the Borrowers and each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Obligations. Each Guarantor hereby reaffirms its obligations under the Guaranty, and agrees that its obligation to guarantee the Obligations is in full force and effect as of the date hereof. Each of the Borrowers and each Guarantor confirms, acknowledges and agrees that (i) the Incremental Lenders are “Lenders” and “Secured Parties” for all purposes under the Loan Documents and (ii) that all references to “Obligations” in the Loan Documents shall include the Incremental Commitments and extensions of credit made thereunder.

(d)   The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Loan Document or discharge or release the Lien or priority of any Collateral Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, the Collateral Documents or the other Loan Documents or a novation of the Credit Agreement or any other Loan Document. The obligations outstanding under or of the Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor, grantor or pledgor under any of the Loan Documents.

7.     Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.

(a)    This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

(b)    EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.9 AND 10.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

8.     Headings; Severability. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9.    Execution in Counterparts; Electronic Signatures. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

10.   Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.1 of the Credit Agreement.

[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

REMITLY GLOBAL, INC. REMITLY, INC.

By:	/s/ Gail Miller
Name: Gail Miller
Title: Chief Accounting Officer

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Lucas Menendez
Name: Lucas Menendez
Title: Vice President

[Signature Page to Amendment No. 2]

WELLS FARGO BANK, N.A., as an Incremental Lender

By:	/s/ Jeremy Kearns
Name: Jeremy Kearns
Title: Vice President

[Signature Page to Amendment No. 2]

STANDARD CHARTERED BANK, as an Incremental Lender

By:	/s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

[Signature Page to Amendment No. 2]

Exhibit A

Lender	Commitment
Wells Fargo Bank, N.A.	$50,000,000
Standard Chartered Bank	$25,000,000
Total Incremental Commitments	$75,000,000